EXHIBIT A

              AMENDMENT TO EMPLOYMENT CONTINUATION
                    AND SETTLEMENT AGREEMENT

    This Amendment to Employment Continuation and Settlement Agreement ("Amendment") is dated as of March 31, 1995 and made and entered by and among Paul E. Schedler (hereinafter "Schedler"), on the one hand, and SDN Bancorp (hereinafter "Bancorp"), a California corporation, and San Dieguito National Bank (hereinafter "Bank"), a national banking association, on the other.

RECITALS

    WHEREAS, Schedler, Bancorp and Bank have entered into an Employment Continuation and Settlement Agreement, dated September
2, 1993 (the "Agreement").

    WHEREAS, the parties desire to amend the Agreement as provided below in this Amendment;

    NOW, THEREFORE, on the basis of the foregoing recitals and other good and valid consideration, the receipt and adequacy of which is hereby acknowledged, Schedler, Bank and Bancorp hereby agree as follows:

    1. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Agreement.

    2. Bank and Bancorp reconfirm the acknowledgement contained in paragraph V of the Agreement.

    3. The agreement is amended by deleting the date "March 31, 1995" wherever it shall appear, and inserting in its place the date "March 31, 1996."

    4. Subparagraph A of paragraph VII of the Agreement is hereby deleted in its entirety, and replaced by the following:

          "A. In the event Schedler's employment is terminated pursuant to or for the reasons specified in Paragraph F.1(f) or F.5 of the Employment Agreement on or prior to March 31, 1996, the Parties agree that Schedler shall be considered to be fully vested and shall be entitled to the sum of one hundred fourteen thousand four hundred fifty-one dollars and no cents ($114,451.00), such sum to be increased on the first day of each succeeding month commencing with April 1, 1995 in an amount equal to the additional accrual to be taken by the Bank as of each such date in accordance with past practice and consistent with Schedule A to the Executive Salary Continuation Agreement (the "Accrued Benefit"); provided, however, that the Accrued Benefit shall in no event exceed the sum of one hundred forty-three thousand eight hundred forty-five dollars and no cents ($143,845.00); and the provided further, nothing contained herein shall be deemed to alter the provisions of the Paragraph F.4 of the Employment Agreement, as amended by this paragraph VII and its subparagraphs, or Articles 4 and 5 of the Executive Salary Continuation Agreement, as amended by this paragraph VII and its subparagraphs. Further, except as otherwise provided herein, and notwithstanding the foregoing, any increase in the benefits provided by Paragraph 5.1 of the Executive Salary Continuation Agreement shall be suspended from the date of this Amendment through March 31, 1996. At the end of said period of suspension, Schedler's rights pursuant to Paragraph 5.1 will be reinstated in full as if no period of suspension had existed. The vested rights set forth in this paragraph shall be in addition to any other rights or benefits set forth herein, in the Employment Agreement, in the Executive Salary Continuation Agreement, or elsewhere."


                              Paul E. Schedler              /s/
                              ---------------------------------
                              PAUL E. SCHEDLER


                              SDN BANCORP


                              By:  J. Peter Fitzpatrick, D.D.S. /s/
                                  --------------------------------
                                   J. PETER FITZPATRICK, D.D.S.
                                   Chairman


                              SAN DIEGUITO NATIONAL BANK


                              By:  J. Peter Fitzpatrick, D.D.S. /s/
                                   --------------------------------
                                   J. PETER FITZPATRICK, D.D.S.
                                   Chairman
CONSENT AND AGREED TO:


Donna L. Schedler            /s/
- --------------------------------
Spouse